Exhibit 99.1(i)

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
WEST PALM BEACH DIVISION
www.flsb.uscourts.gov

In re:	Chapter 11 Cases

QSGI, INC.,	Case No.: 09-23658-EPK
QSGI-CCSI, INC.,	Case No.: 09-23659-EPK
QUALTECH SERVICES GROUP, INC.	Case No.: 09-23660-EPK

Debtors.
____________________/	Jointly Administered

JOINT MOTION FOR APPROVAL OF SETTLEMENT AGREEMENT
BETWEEN DEBTORS AND JOHN RICONDA PURSUANT
TO FED.R.BANKR.P. 9019 AND LOCAL RULE 9013-1(D)

ANY INTERESTED PARTY WHO FAILS TO FILE AND SERVE A WRITTEN RESPONSE TO THIS MOTION WITHIN 21 DAYS AFTER THE DATE OF SERVICE STATED IN THIS MOTION SHALL, PURSUANT TO LOCAL RULE 9013-1(D), BE DEEMED TO HAVE CONSENTED TO THE ENTRY OF AN ORDER IN THE FORM ATTACHED TO THIS MOTION. ANY SCHEDULED HEARING MAY THEN BE CANCELLED.

QSGI, Inc., et al., ("Debtors") and John Riconda ("JR") (collectively with Debtors, "Parties") in the above-captioned Chapter 11 cases file this Joint Motion for Approval of Settlement pursuant to Fed. R. Bankr. P. 9019 and Local Rule 9013-1(D) ("Joint Motion") to approve the terms of the settlement between Debtors and JR and in support state:

JURISDICTION AND VENUE

1.           On July 2, 2009 ( "Petition Date"), the Debtors filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. § 101, et seq. (as amended, the "Bankruptcy Code"), which cases are pending before the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court").

2.           The Debtors continue to operate their businesses and possess their property as debtors-in-possession in accordance with Bankruptcy Code §§ 1107 and 1108.

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3.           This Court has jurisdiction over these Chapter 11 cases (the "Chapter 11 Cases") under 28 U.S.C. §§ 157 and 1334. These matters constitute core proceedings under 28 U.S.C. §157(b)(2).

4.           Venue of all of the Debtors' Chapter 11 cases are proper in this District under 28 U.S.C. §§ 1408 and 1409.

5.           No trustee or examiner has been appointed in these cases.

6.          An Official Committee of Unsecured Creditors has not been established.

  BACKGROUND

7.           Debtors and JR are parties to certain pre-petition agreements pursuant to which JR sold shares of stock (the "Stock") he held in Contemporary Computer Services, Inc., ("CCSI") a New York corporation to QSGI Inc.'s wholly owned subsidiary, QSGI-CCSI, Inc., a Delaware corporation.

8.           Pursuant to the pre-petition agreements, the Stock was held in escrow and, served as security for payment on certain promissory notes given to JR by the Debtors.

9.           The Stock is currently being held in escrow with Meltzer, Lippe, Goldstein & Breitstone, LLP, as escrow agent, pending further order of a court of competent jurisdiction.

10.          JR submitted a Proof of Claim, as a secured lender, in the amount of $10,909,000 and QSG1-CCSI, Inc. listed JR on its "Schedule" D of secured creditors in the Bankruptcy Proceeding as the sole secured creditor, with a claim of approximately $10 million, secured by the stock of CCSI.

11.          On March 26,2010, JR filed a Motion to Compel Abandonment (the "Abandonment Motion") [DE 222], which sought the entry of an order, inter al/a, compelling the Debtors to abandon the stock to JR.

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12.           The Debtors asserted substantive and procedural defenses to the Abandonment Motion in their response [DE 231].

13.           The final preliminary hearing on the Abandonment Motion was scheduled for June 24, 2010. See [DE 262].

14.           The Parties entered into settlement negotiations and reached a resolution such that on or about June 24, 2010, subject to the approval of the Bankruptcy Court, the parties entered into a Settlement Agreement. The terms of the settlement are exclusively embodied in the Settlement Agreement attached hereto as Exhibit "A" ("Settlement Agreement").

COMPROMISE

15.           To avoid further expense and delay in litigating the Claims, and in light of the unknown nature of any ultimate litigated outcome, the Parties have, in material part, agreed as follows:

a.	QSGI shall abandon one-hundred percent (100%) of the capital stock of CCSI, Inc. to Riconda and Riconda hereby releases his rights with respect to QSGI, except as specifically set forth herein.

b.
Following court approval of this Settlement Agreement Riconda shall have no further secured rights in and to QSGI and shall retain an unsecured claim against QSGI in the amount of $10,159,000. The aforestated amount of Riconda's claim is made without being an admission and without prejudice to any subsequent valuation of the stock of CCSI.

c.
Riconda covenants not to assist with, participate in, sue or institute any claim, action or proceeding against QSGI, its officers, directors, employees, agents, attorneys, inclusive of any reorganized entity that emerges from the Bankruptcy Proceeding. This covenant shall specifically not apply to Marc Sherman, Ed Cummings, Seth Grossman, Robert Van Hellemont, Geoff Smith, R. Keith Elliot, John Cunningham or Eric Nelson (collectively, the "QSGI Directors and Officers") against whom Riconda expressly reserves all claims and rights of action for damages he asserts he sustained in connection with, relating to, or as a consequence of, the transaction memorialized by the Stock Purchase Agreements and/or related events. Further, if John Riconda's covenant not to sue QSGI or any reorganized entity that emerges from the Bankruptcy Proceeding is raised as a

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defense by any party, or deemed by a court to constitute a meritorious defense, to liability, or to insurance coverage for such liability, in any future lawsuit by Riconda against the QSGI Directors and Officers, then Riconda's covenant not to sue QSGI (and QSGI only) shall be null and void. Nothing in this paragraph shall affect Riconda's covenant not to sue any reorganized entity that emerges from the Bankruptcy Proceeding or the officers, directors, employees, agents and attorneys of such reorganized entity, in their capacity as officers, directors, employees, agents and attorneys of such reorganized entity.

d.         Riconda shall support and not object to any plan or proposed plan of reorganization for QSGI filed in the Bankruptcy Proceeding, even if in said plan he receives disparate or different treatment than other similarly situated creditors of QSGI. Riconda noting that he will not receive a cash payment on his unsecured claim or equity in the re-organized entity, should the same be offered to other unsecured creditors. Further, Riconda covenants and agrees, and it is his intent, that he shall not, under any circumstances, including by way of execution, have direct, indirect or beneficial claims, rights or interests in and to the Debtor, the reorganized or successor to the Debtor or have direct, indirect or beneficial rights as a holder of equity in the Debtor, the reorganized Debtor or any successor entity to Debtor.

e.         The Settlement Agreement is subject to the Bankruptcy Court's approval.

The foregoing summary is qualified in its entirety by reference to the attached Settlement Agreement.

RELIEF REQUESTED AND BASIS FOR RELIEF

16.          Through the Joint Motion, the parties seek approval of the Settlement Agreement

17.          Pursuant to Rule 9019, Federal Rules of Bankruptcy Procedure, this Court may approve a compromise or settlement. The Bankruptcy Court has broad discretion to approve a settlement, and it should do so unless the terms of the proposed settlement fall below the lowest point in the range of reasonableness. In re Bi-Coastal Corp., 164 B.R. 1009 (Bankr. M.D. Fla. 1993); see also In re Arrow, Inc., 85 B.R. 886, 891 (Bankr. S.D. Fla. 1988). The Eleventh Circuit has enunciated certain factors which must be considered in determining whether to approve a settlement, which are: (1) the probability of success in the litigation; (2) the difficulties, if any, to be encountered in the matter of collection; (3) the complexity of the

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litigation involved, and the expense, inconvenience and delay necessarily attending it; and (4) the paramount interest of the creditors and a proper deference to their reasonable views. In re Justice Oaks II, Ltd., 898 F.2d 1544 (11th Cir. 1990) cert. denied 498 U.S. 959 (1990).

18.              Here, the proposed Settlement Agreement satisfies the above factors and should be approved because: (a) the Settlement Agreement eliminates the risks, costs, inconvenience, and delay associated with JR's claims against the Debtors; (b) the proposed settlement is in the best interests of the estate and creditors because (i) it will result in the elimination of a potentially senior claim, (ii) convert a secured claim into an unsecured claim (iii) allow JR's claim to be treated differently than other unsecured creditors and (iv) removes JR as a potential impediment to approval of a plan of reorganization in exchange for the settlement; (c) the Settlement Agreement was negotiated at arms-length and in good faith; and (d) resolving this dispute now, through settlement, eliminates the significant amount of administrative expenses that the Debtors will necessarily incur if the parties must litigate their claims through trial.

WHEREFORE, the Debtor seeks the entry of an Order substantially in the form attached hereto as Exhibit "B": (i) authorizing and approving the terms of the Settlement Agreement attached to this Motion as Exhibit "A;" (ii) authorizing the Debtor to take such actions as may be necessary and appropriate to implement the terms of the Settlement Agreement; and (iii) granting of such other and further relief as this Court deems to be just and proper.

ATTORNEY CERTIFICATION

I HEREBY CERTIFY that I am admitted to the Bar of the United States District Court for the Southern District of Florida and that I am in compliance with the additional qualifications to practice in this Court as set forth in Local Rule 2090-1(A).

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CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of this Motion was served by transmission of Notice of Electronic Filing generated by CM/ECF on all counsel of record or pro se parties who are authorized to receive electronically Notices of Electronic Filing in this bankruptcy case on July 2, 2010.

Respectfully submitted,

QUINTAIROS, PRIETO, WOOD & BOYER Attorneys for John Riconda
One East Broward Boulevard Suite 1400
Ft. Lauderdale, Florida 33301
Telephone: 954-523-7008
Facsimile: 954-523-7009
Email: aneiwirttaqpwblas.com

Respectfully submitted,

SHRAIBERG, FERRARA & LANDAU, P.A. Attorneys for the Debtors
2385 NW Executive Center Drive
Suite 300
Boca Raton, Florida 33431
Telephone: 561-443-0800
Facsimile: 561-998-0047
Email: ipage@sfl-pa.com

By: /s/ Arthur C. Neiwirth Arthur C. Neiwirth, Esquire Florida Bar No. 0289061	By: /s/ John E. Page John E. Page, Esquire Florida Bar No. 0860581

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EXHIBIT "A"

SETTLEMENT AGREEMENT

This Settlement Agreement and Mutual Release (the "Settlement Agreement") is entered into as of June , 2010, by and between John R. Riconda ("Riconda"), an individual residing at 130 Soundview Terrace, Northport, New York, on the one hand, and QSGI Inc. (a/k/a QSGI, Inc.) a Delaware Corporation, inclusive of its bankruptcy estate and its wholly-owned subsidiaries and/or affiliates as the same may have from time to time existed, including, but not limited to QSGI-CCSI, Inc., a Delaware corporation (collectively, the "Debtor" or "QSGI"), on the other.)

RECITALS

WHEREAS, Riconda has asserted claims against QSGI, including (i) filing a lawsuit in Supreme Court of the State of New York, New York County captioned John Riconda v. QSGI, Inc., QSGI-CCSI, Inc. and Victory Park Management LLC, seeking, inter alia, to compel QSGI to turn over to Riconda all possession, right and title to the stock of Contemporary Computer Services, Inc. ("CCSI") and (ii) filing a Motion to Compel Abandonment of the Stock of CCSI to Riconda, in connection with the jointly administered Chapter 11 proceedings captioned In re:  QSGT, Inc., Case No. 09-23658-EPK, 09-23659-WPK and 09-23660-EPK in the United States Bankruptcy Court for the Southern District of Florida (together, the "Bankruptcy Proceeding");

WHEREAS, Riconda has submitted a Proof of Claim against QSGI-CCSI in the amount of $10,909,000;

WHEREAS, QSGI-CCSI, Inc. listed Riconda on its "Schedule" D of secured creditors in the Bankruptcy Proceeding as the sole secured creditor, with a claim of $10 million, secured by the stock of CCSI;

WHEREAS, QSGI claims the right to assert claims against Riconda in the Bankruptcy Proceeding, relating to CCSI;

WHEREAS, Riconda and QSGI were parties to a Stock Purchase Agreement, dated May 6, 2008 and a First Amendment to the Stock Purchase Agreement, dated July 7, 2008, and related agreements (collectively, the "Stock Purchase Agreements");

WHEREAS, all of the stock of CCSI is currently being held in escrow with Meltzer, Lippe, Goldstein & Breitstone, LLP, as escrow agent, pending further order of a court of competent jurisdiction;

WHEREAS, the parties desire to settle the claims between them relating to the ownership of the stock of CCSI and/or the Stock Purchase Agreements;

WHEREAS, the parties agree that there is adequate consideration for each and every term and condition of this Agreement;

_________________________________
1 John Riconda to the greatest extent possible, in law or equity, includes Contemporary Computer Services, Inc.

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NOW, THEREFORE, IT IS AGREED THAT:

1.             Consideration

a.	QSGI shall abandon one-hundred percent (100%) of the capital stock of CCSI, Inc. to Riconda and Riconda hereby releases his rights with respect to QSGI, except as specifically set forth herein.

b.
Following court approval of this Settlement Agreement Riconda shall have no further secured rights in and to QSGI and shall retain an unsecured claim against QSGI in the amount of $10,159,000. The aforestated amount of Riconda's claim is made without being and admission and without prejudice to any subsequent valuation of the stock of CCSI.

c.
Riconda covenants not to assist with, participate in, sue or institute any claim, action or proceeding against QSGI, its officers, directors, employees, agents, attorneys, inclusive of any reorganized entity that emerges from the Bankruptcy Proceeding. This covenant shall specifically not apply to Marc Sherman Ed Cummings, Seth Grossman, Robert Van Hellemont, Geoff Smith, R. Keith Elliot, John Cunningham or Eric Nelson (collectively, the "QSGI Directors and Officers") against whom Riconda expressly reserves all claims and rights of action for damages he asserts he sustained in connection with, relating to, or as a consequence of, the transaction memorialized by the Stock Purchase Agreements and/or related events. Further, if John Riconda's covenant not to sue QSGI or any reorganized entity that emerges from the Bankruptcy Proceeding is raised as a defense by any party, or deemed by a court to constitute a meritorious defense, to liability, or to insurance coverage for such liability, in any future lawsuit by Riconda against the QSGI Directors and Officers, then Riconda's covenant not to sue QSG1 (and QSGI only) shall be null and void. Nothing in this paragraph shall affect Riconda's covenant not to sue any reorganized entity that emerges from the Bankruptcy Proceeding or the officers, directors, employees, agents and attorneys of such reorganized entity, in their capacity as officers, directors, employees, agents and attorneys of such reorganized entity.

d.
Riconda shall support and not object to any plan or proposed plan of reorganization for QSGI filed in the Bankruptcy Proceeding, even if in said plan he receives disparate or different treatment than other similarly situated creditors of QSGI. Riconda noting that he will not receive a cash payment on his unsecured claim or equity in the re-organized entity, should the same be offered to other unsecured creditors. Further, Riconda covenants and agrees, and it is his intent, that he shall not, under any circumstances, including by way of execution, have direct, indirect or beneficial claims, rights or interests in and to the Debtor, the reorganized or successor to the Debtor or have direct, indirect or beneficial rights as a holder of equity in the Debtor, the reorganized Debtor or any successor entity to Debtor.

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2.             Approval Order

a.
While this Agreement is effective upon execution by all of the parties hereto, the implementation of this Agreement is contingent upon (i) the entry of an Order (the "Approval Order") by the United States Bankruptcy Court for the Southern District of Florida in the Bankruptcy Proceeding (a) approving this Agreement and its terms and permitting and/pr compelling the abandonment of 100% of the capital stock of CCSI to John Riconda; and (ii) the Approval Order, as docketed by the Clerk of the Bankruptcy Court, becoming final and no longer appealable or subject to review. The parties shall use their best efforts to expedite finalization and execution of this Agreement and obtain the Approval Order. Each party agrees that it will not directly or indirectly object to entry of the Approval Order or take appeal of the Approval Order unless such action is taken by agreement of the parties. QSGI shall be responsible for drafting any necessary pleadings (including any appeals) relating to the Approval Order and will share such drafts with Riconda for comment prior to filing

The Approval Order shall not act as a bar or res judicata with respect to any claims or proceedings brought in connection with or arising from the Stock Purchase Agreement.

b.
Notwithstanding Section 2(a) above or any other provision in this Agreement to the contrary„ in the event the Bankruptcy Proceeding is converted or dismissed pursuant to Section 1112 of the Bankruptcy Code, this Agreement shall not be subject to any contingencies, and QSGI shall cause all possession, right and title to 100% of the capital stock of CCSI to be turned over to Riconda within ten (10) calendar days from the date such conversion or dismissal is entered by the Bankruptcy Court. if any such order is appealed, QSGI shall cause all possession, right and title to 100% of the capital stock of CCSI to be turned over to John Riconda within ten (10) calendar days from the date such order becomes final and no longer subject to review or appeal.

4.          No Admission of Liability; Effect of Settlement

The parties understand and acknowledge that this Agreement is made and accepted without any admission of liability, fault, or the truth of the allegations made by any party against the other.

5.          Binding Effect

This Agreement shall be binding upon and shall inure to the benefit of the parties. Any modifications to this Settlement Agreement must be made in a writing signed by the Parties.

6.          Full and Knowing

The parties certify that each has carefully read and fully understands the provisions of this Agreement; that they have had a reasonable opportunity to ask questions concerning this Agreement and have received answers thereto; that they have consulted with legal counsel before

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signing this Agreement; and that they have entered into this Agreement knowingly, voluntarily and without duress, intimidation, coercion or pressure.

7.             Responsibility for Damages, Fees and Costs

Expect as otherwise set forth in this Agreement, each party shall be responsible for its own costs and fees, including attorneys' fees, however, except in the event of litigation as a result of a breach of this agreement, in which the prevailing party shall be entitled relief and damages in law and equity and to its attorneys fees and costs at all pre-trail, trail and appellate levels.

8.             Severability

Should any provision of this Settlement Agreement be declared or determined by a court to be illegal or invalid, the validity of the remaining provisions shall not be affected thereby and said illegal or invalid provision shall be deemed not to be a part of this Release Agreement.

9.             Counterparts

This Settlement Agreement may be executed in counterparts and facsimile or PDF signatures shall be deemed originals.

John Riconda	QSGI, Inc.
By: /s/ John Riconda	By: /s/ Marc Sherman Marc Sherman Director
Dated:	Dated: 6/24/10
QSGI-CCSI, Inc.
By: /s/ Marc Sherman Marc Sherman Director	/s/ John Riconda CCSI John Riconda
Dated: 6/24/10

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EXHIBIT "B"

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
WEST PALM BEACH DIVISION
wwvv.flsb.uscourts.gov

In re:	Chapter 11 Cases

QSGI, INC.,	Case No.: 09-23658-EPK
QSGI-CCSI, INC.,	Case No.: 09-23659-EPK
QUALTECH SERVICES GROUP, INC.	Case No.: 09-23660-EPK

Debtors.
_________________________/	Jointly Administered

ORDER GRANTING JOINT MOTION FOR APPROVAL OF SETTLEMENT
AGREEMENT BETWEEN DEBTORS AND JOHN RICONDA PURSUANT
TO FED.R.BANKR.P. 9019 AND LOCAL RULE 9013-1(D [D.E.

THIS MATTER came before the Court, upon QSGI, INC., et al. ("Debtors") and John Riconda's ("Riconda") (collectively, the "Parties") Joint Motion for Approval of Settlement pursuant to Fed. R. Bankr. P. 9019 and Local Rule 9013-1(D) (the "Motion") [D.E. ]. The

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Court, having reviewed the Motion, the Settlement Agreement', the Certificate of No Response and being otherwise fully advised in the premises, hereby

ORDERS and ADJUDGES as follows:

1.            The Motion is GRANTED.

2.            The Settlement Agreement is approved in its entirety.

3.            All terms and conditions of the Settlement Agreement are incorporated by reference and the parties are authorized to comply in full with said terms and conditions.

4.            Upon finality of this Order, the law firm of Meltzer, Lippe, Goldstein & Breitstone, LLP may release the shares of stock (the "Stock") it now holds in Contemporary Computer Services, Inc., a New York Corporation ("CCSI") to Riconda, such that Riconda shall take the Stock of CCSI free and clear of any lien, claim or encumbrance that the Debtors may possess with respect to the Stock.

5.            The Motion to Compel Abandonment (D.E. 222) is DENIED AS MOOT and the hearing on said Motion scheduled for August 26, 2010 is CANCELED.

6.          Riconda's three (3) Rule 2004 Examination Notice (Duces Tecum) of the Debtor

by and through the Debtor's president and chief executive officer, Marc Sherman [DE 135, 136 and 137] are hereby withdrawn.

7.          The Motion for Limited Protective Order/Stay as to Certain Rule 2004

Examination Notices (Duces Tecum) (DE 135, 136, 137) [DE 197] is DENIED AS MOOT and the hearing on said Motion scheduled for August 26, 2010 is CANCELED.

8.          The Court hereby retains jurisdiction to enforce the terms and conditions of the

Settlement Agreement.

_____________________________
1 All capitalized terms shall have the meaning ascribed to them in the Motion unless otherwise noted herein.

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# # #

Order submitted by:
John E. Page, Esq.
Shraiberg, Ferrara & Landau, P.A. Counsel for Debtors
2385 NW Executive Center Dr. #300 Boca Raton, Florida 33431
Telephone: (561) 443-0801
Facsimile: (561) 998-0047
jpage@sfl-pa.com

John E. Page, Esq. is directed to immediately serve a conformed copy of this Order and to file a Certificate of Service evidencing same.

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